SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.
[ ] Confidential, for use of the commission only (as permitted by Rule
    14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[X] Soliciting material under Rule 14a-12.

                              Wachovia Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)    Title of each class of securities to which transaction applies:
     (2)    Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)    Proposed maximum aggregate value of transaction:
     (5)    Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                          Date: June 14, 2001

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (i) statements about the benefits of the merger between Wachovia Corporation and First Union Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to Wachovia's and First Union's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of Wachovia's and First Union's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Wachovia's and First Union's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause Wachovia's and First Union's results to differ materially from those described in the forward-looking statements can be found in Wachovia's and First Union's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Wachovia or First Union or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia and First Union do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

The proposed transaction will be submitted to Wachovia's and First Union's stockholders for their consideration, and on June 1, 2001 First Union filed an amended registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement/prospectus of Wachovia and First Union and other relevant documents concerning the proposed transaction. Stockholders are urged to read the definitive joint proxy statement/prospectus when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and First Union, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397), or to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782).

Wachovia and First Union, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Wachovia and First Union in connection with the merger. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in Wachovia's proxy statement on
Schedule 14A, as filed with the SEC on March 19, 2001. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in First Union's proxy statement on Schedule 14A, as filed with the SEC on March 13, 2001. Additional information regarding the interests of those participants may be obtained by reading the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

         ADVERTISEMENT RUN BY FIRST UNION AND WACHOVIA

         ADVERTISEMENT RUN BY WACHOVIA

ADVERTISEMENT RUN BY FIRST UNION AND WACHOVIA






THE FOLLOWING ADVERTISEMENT WAS RUN BY FIRST UNION AND WACHOVIA IN A NATIONAL PUBLICATION

To All Wachovia Shareholders:---------------------------------------------------

         In our view, the new Wachovia means greater shareholder value.
                     We believe our formula is compelling:

--------------------------------------------------------------------------------
Leading Financial Services Franchise
--------------------------------------------------------------------------------

+  Extremely diversified business                 Faster earnings growth
   mix in high growth segments

+  Wachovia's customer service                    Superior earnings accretion
   expertise

+  First Union's dramatic              =          Greater potential for
   turnaround                                     dividend growth

+  Well-advanced integration                      More free capital
   planning                                       generation

+  First Union's earnings momentum                Greater potential for P/E
                                                  expansion




We believe Wachovia and First Union's merger is the formula for very attractive returns for shareholders.

                 This is why we agreed to our merger of equals.

   And this is why we're asking for your support to make the new Wachovia an exciting reality.

                     What about SunTrust's hostile proposal?
   Wachovia has rejected SunTrust not once, but twice. Add to that all of the issues involved in a hostile takeover and here's how we believe the SunTrust equation looks.

--------------------------------------------------------------------------------
Regional Bank
--------------------------------------------------------------------------------

-  Incompatible growth strategies                 Slower growth

-  Substantial integration risks                  Earnings dilution

-  SunTrust's admitted growth         =           Unacceptable returns to
   problems                                       shareholders

-  Overvalued currency


                      We like where we're going together.
                     It's about superior shareholder value.

[FIRST UNION LOGO]                  The new Wachovia             [WACHOVIA LOGO]

   If you have any questions regarding the merger, you may call the following hotlines 24 hours a day. Representatives will be able to assist you between
   8 a.m. - 6 p.m. EDT. Please leave a message if you call after these hours.

Shareholder Hotline: 866-883-0789 / Employee Hotline: 866-405-5305 / MacKenzie Partners (proxy solicitor): 800-322-2885.

--------------------------------------------------------------------------------
In connection with the proposed merger of First Union and Wachovia, First Union filed a registration statement on Form S-4 with the Securities and Exchange Commission containing a preliminary joint proxy statement/prospectus. Stockholders are urged to read the definitive joint proxy statement/prospectus with respect to the merger between First Union and Wachovia when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You may obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of these documents can also be obtained, without charge, from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397).

Information about the participants in the proxy solicitation is set forth in First Union's proxy statement on Schedule 14A, as filed with the SEC on March 13, 2001, Wachovia's proxy statement on Schedule 14A, as filed with the SEC on March 19, 2001 and the joint proxy statement/prospectus regarding the proposed merger. The information presented above may contain forward looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's public reports filed with the SEC.

ADVERTISEMENT RUN BY WACHOVIA


THE FOLLOWING ADVERTISEMENT WAS RUN BY WACHOVIA IN REGIONAL PUBLICATIONS AND WAS POSTED ON FIRST UNION'S INTERNAL WEBSITE

================================================================================
WE ARE HERE.

To declare our enthusiasm and active support for the new Wachovia we are building together with our partners at First Union.

To assure you that in every phase of this process, we are singularly focused on blending the essential strengths of our two organizations to create a powerful, enduring, and uniquely relevant financial resource for our customers.

The fact that our new organization will be called Wachovia signifies a personal and solemn commitment to do everything in our power to preserve our unique way of serving our customers.

      [Signatures appear above each of the names]

Richard Armstrong                       R. Harrison Marks III
Augusta, GA                             Winston-Salem, NC

Marsha L. Askins                        Joy K. Marshall
Winston-Salem, NC                       Winston-Salem, NC

William C. Baggett                      Kenneth W. McAllister
Winston-Salem, NC                       Winston-Salem, NC

Lawrence G. Baxter                      Glenn D. McCoy
Winston-Salem, NC                       Atlanta, GA

Janet C. Boyst                          Robert S. McCoy, Jr.
Winston-Salem, NC                       Winston-Salem, NC

Robert G. Brookby                       James F. McCreary
Winston-Salem, NC                       Atlanta, GA

Terry L. Akins                          J. Walter McDowell
Atlanta, GA                             Winston-Salem, NC

David W. Brooks II                      D. Hector McEachern
Winston-Salem, NC                       Winston-Salem, NC

Marcia H. Calhoun                       Ray McKinney
Atlanta, GA                             Winston-Salem, NC

E. Greer Cawood                         John C. McLean, Jr.
Winston-Salem, NC                       Winston-Salem, NC

James C. Cherry                         Boris F. Melnikoff
Richmond, VA                            Atlanta, GA

Bonnie G. Carlson                       Mark W. Midkiff
Atlanta, GA                             Atlanta, GA

Amy R. Carver                           John M. Murray, Jr.
Winston-Salem, NC                       Winston-Salem, NC

Nancy H. Church                         Thomas M. Neely
Winston-Salem, NC                       Charlotte, NC

Ranjana Clark                           W. Robert Newell
Atlanta, GA                             Greensboro, NC

Jack O. Clayton                         Darrell Newton
Raleigh, NC                             Winston-Salem, NC

Lindy Cockman                           Joanna Nifong
Charlottesville, VA                     Winston-Salem, NC

Bridget H. Colbert                      David H. Parker
Atlanta, GA                             Greenville, SC

Charles T. Cole, Jr.                    Robert Osborne, Jr.
Columbia/Charleston, SC                 Augusta, GA

D. Russ Conley                          J.P. Peyton
Winston-Salem, NC                       Atlanta, GA

Robert C. Copeland                      Russell T. Playford
Winston-Salem, NC                       Atlanta, GA

Betty Cowell                            David L. Pope
Winston-Salem, NC                       Metro Washington Region, DC

Jean E. Davis                           Kenneth A. Rethmeier, PHd
Winston-Salem, NC                       Winston-Salem, NC

Martin B. Davis                         Steven H. Reynolds
Winston-Salem, NC                       Winston-Salem, NC

Albert J. DeForest III                  Frank D. Robb
Winston-Salem, NC                       Winston-Salem, NC

Anne J. Doss                            Leonard R. Robinett, Jr.
Winston-Salem, NC                       Winston-Salem, NC

Richard C. Dowd                         William F. Rogerson
Atlanta, GA                             Atlanta, GA

W. Jeffrey Dyckman.                     Will B. Spence
Norfolk, VA                             Charlotte, NC

Gerald A. Enos, Jr.                     Timothy L. Swanson
Winston-Salem, NC                       Winston-Salem, NC

Pete Fields                             Patricia C. Royal
Winston-Salem, NC                       Greensboro, NC

Jane A. Fulton                          Michael F. Ryan
Greensboro, NC                          Winston-Salem, NC

David L. Gaines                         Roger C. Shealy
Winston-Salem, NC                       Winston-Salem, NC

Paul George                             Patrick J. Shevlin
Winston-Salem, NC                       Winston-Salem, NC

Paul G. Grube                           Marsha Smunt
Charlotte, NC                           Winston-Salem, NC

Spencer D. Hamrick, Jr.                 Richard A. Snipes, Jr.
Richmond, VA                            Charlotte, NC

W. Lawrence Gilmer                      Michael L. Starr
Winston-Salem, NC                       Atlanta, GA

Maggie Gray                             Joseph J. Thomas
Winston-Salem, NC                       Atlanta, GA

A. Bryan Hanson                         Linda S. Sterner
Richmond, VA                            Winston-Salem, NC

Virginia A. Hepner                      David A. Stevens
Atlanta, GA                             Atlanta, GA

Chuck Hobbs                             Ellen S. Stover
Winston-Salem, NC                       Winston-Salem, NC

John B. Holloway, Jr.                   William N. Stoyko
Winston-Salem, NC                       Richmond, VA

Bill Holt                               D. Gary Thompson
Orlando, FL                             Atlanta, GA

David J. Isaac                          Isaiah Tidwell
Winston-Salem, NC                       Winston-Salem, NC

Peggy Joines                            Kay Triplett
Winston-Salem, NC                       Winston-Salem, NC

Stanhope A. Kelly                       Thomas W. Trotter
Winston-Salem, NC                       Winston-Salem, NC

Robert S. Kniejski                      Kathy Truluck
Winston-Salem, NC                       Columbia, SC

Walter S. Kuchinski                     Donald K. Truslow
Winston-Salem, NC                       Winston-Salem, NC

Janet Manzullo                          William M. Watson, Jr.
Winston-Salem, NC                       Winston-Salem, NC

William B. Langley                      Harry W. Weede, Jr.
Winston-Salem, NC                       West Palm Beach, FL

Jack V. Leonard                         Beverly B. Wells
Atlanta, GA                             Winston-Salem, NC

Rebekah M. Lowe                         Douglas L. Williams
West Palm Beach, FL                     Atlanta, GA

William C. Mann                         Richard N. Watts
Winston-Salem, NC                       Winston-Salem, NC

                                                           LET'S GET STARTED.(R)
                                                                 [WACHOVIA LOGO]
--------------------------------------------------------------------------------
   If you have any questions regarding the merger, you may call the following hotlines 24 hours a day. Representatives will be able to assist you between
   8 a.m. - 6 p.m. EDT. Please leave a message if you call after these hours.

      Shareholder Hotline: 866-883-0789 / Employee Hotline: 866-405-5305 /
            MacKenzie Partners (our proxy solicitor): 800-322-2885.

--------------------------------------------------------------------------------
In connection with the proposed merger of First Union and Wachovia, First Union filed a registration statement on Form S-4 with the Securities and Exchange Commission containing a preliminary joint proxy statement/prospectus. Stockholders are urged to read the definitive joint proxy statement/prospectus with respect to the merger between First Union and Wachovia when it becomes available and any other relevant documents filed with the SEC because they will contain important information. You may obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of these documents can also be obtained, without charge, from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397). Information about the participants in the proxy solicitation is set forth in First Union's proxy statement on Schedule 14A, as filed with the SEC on March 13, 2001, Wachovia's proxy statement on Schedule 14A, as filed with the SEC on March 19, 2001 and the joint proxy statement/prospectus regarding the proposed merger. The information presented above may contain forward looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's public reports filed with the SEC.